Exhibit 99.1

Freddie Mac Multifamily M Certificates Series M-024

Underlying Bonds Agreed-Upon Procedures

Report To:

Federal Home Loan Mortgage Corporation

1 July 2019

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Federal Home Loan Mortgage Corporation

8200 Jones Branch Drive

McLean, Virginia 22102

Re:	Freddie Mac Multifamily M Certificates Series M-024 (the “Certificates”)

Underlying Bonds Agreed-Upon Procedures

We have performed the procedure enumerated in Attachment A, which was agreed to by Federal Home Loan Mortgage Corporation (“Freddie Mac”), ATAX TEBS I, LLC (the “Sponsor”) and Jefferies LLC (“Jefferies,” together with Freddie Mac and the Sponsor, the “Specified Parties”), solely to assist Freddie Mac with respect to certain information relating to certain bonds issued by state and local governmental entities (the “Underlying Bonds”) relating to the Certificates. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedure is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedure described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedure performed and our associated findings are included in Attachment A.

For the purpose of the procedure described in this report, the Sponsor, on behalf of Freddie Mac, provided us with:

a.

An electronic data file labeled “M024 Data Tape June 28.xlsx” and the corresponding record layout and decode information (the “Data File”) that the Sponsor, on behalf of Freddie Mac, indicated contains projected information relating to the Underlying Bonds as of 1 July 2019 (the “Cutoff Date”),

b.	Imaged copies of:
i.	The trust indenture and first supplement to the trust indenture, as applicable (collectively and as applicable, the “Indenture”),
ii.	The amendment to the trust indenture, as applicable (the “Amendment to the Indenture”),
iii.	The borrower loan agreement (the “Borrower Loan Agreement”),
iv.	The land use restrictive agreement (the “LURA”),
v.	The bond counsel opinion (the “Opinion of Counsel”),
vi.	The engineering report and appraisal (the “Appraisal”),
vii.	The construction observation services report (the “Construction Report”) and
viii.	The mortgage loan note (the “Mortgage Loan Note”)
that the Sponsor, on behalf of Freddie Mac, indicated relate to each Underlying Bond,

c.

Certain amortization schedules (each, an “Amortization Schedule,” together with the Indenture, Amendment to the Indenture, Borrower Loan Agreement, LURA, Opinion of Counsel, Appraisal, Construction Report and Mortgage Loan Note, the “Source Documents”) that the Sponsor, on behalf of Freddie Mac, indicated relate to each Underlying Bond,

d.	The list of relevant characteristics (the “Bond Characteristics”) on the Data File, which is shown on Exhibit 1 to Attachment A, and
e.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedure included in Attachment A was limited to comparing or recalculating certain information that is further described in Attachment A. Freddie Mac is responsible for the Data File, Source Documents, Bond Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than the procedure included in Attachment A with respect to the Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Sponsor, on behalf of Freddie Mac, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Underlying Bonds, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of Freddie Mac, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination or issuance of the Underlying Bonds conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Underlying Bonds,
iii.	Whether the originator or issuer of the Underlying Bonds complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Underlying Bonds that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

1 July 2019

Attachment A

Procedure performed and our associated findings

For each Underlying Bond, as shown on the Data File, we compared the Bond Characteristics listed on Exhibit 1 to Attachment A, as shown on the Data File, to the corresponding information located on the Source Documents, or to the corresponding information we recalculated using information on the Source Documents or Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of Freddie Mac, described in the notes to Exhibit 1 to Attachment A. The Source Document(s), as applicable, that we were instructed by the Sponsor, on behalf of Freddie Mac, to use for each Bond Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Bond Characteristics and Source Documents

Bond Characteristic	Data File Field Name	Source Document(s)	Note

Property name	Property Name	Appraisal	i.

Note date	Original Bond Note Date	Indenture

CUSIP	Bond CUSIP	Indenture

Current bond amount	UPB as of Anticipated Closing (1)	Amortization Schedule

Current bond rate	Current Bond Rate (1)	Indenture

Bond maturity date	Original Bond Maturity Date	Indenture

Bond trustee	Bond Trustee	(a)Amendment to the Indenture or (b)Indenture	ii.

Bond counsel	Bond Counsel	Opinion of Counsel

End date of pre-payment lock-out/first optional redemption date	Pre-Payment End Date	Indenture

Mandatory tender date	Mandatory Tender Date	Indenture

Address	Address	Construction Report or Appraisal

City	City	Construction Report or Appraisal

State	State	Construction Report or Appraisal

Zip	Zip	Construction Report or Appraisal

Total units	Total Units	Construction Report or Appraisal

Year built/renovated	Year Built	Construction Report or Appraisal

Bond regulatory rental/income/age restrictions	LURA	LURA

Interest only begin date	Bond Interest Only Begin Date (1)	Indenture

Exhibit 1 to Attachment A

Bond Characteristic	Data File Field Name	Source Document(s)	Note

Interest only end date	Bond Interest Only End Date	Amortization Schedule

Debt type	Debt Type	Borrower Loan Agreement

Interest type	Bond Type? Fix./VR	Indenture

Original loan amount	Original Bond UPB	Indenture

First bond payment date	Bond First Payment Date	Indenture

Original bond term	Original Bond Term (months)	Recalculation	iii.

Remaining bond term	Remaining Amortization (months)	Recalculation	iv.

Original amortization term	Bond Amort Period (1)	Amortization Schedule

Remaining amortization term	Remaining Bond Term (months) to Mandatory Tender Date	Recalculation	v.

Bond payment frequency	Bond Pmt Freq. (Mo. SA) (1)	Indenture

Interest rate calculation type	Interest Rate Calculation Type (1)	Indenture

Interest payment due date	Pmt. Due Day (1)	Indenture

Interest only period	Bond Interest Only Period (months) (1)	Recalculation	vi.

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the bond trustee Bond Characteristic for the Underlying Bonds with a property name equal to “Cross Creek Apartments” and “Runnymede Apartments,” as shown on the Data File, the Sponsor, on behalf of Freddie Mac, instructed us to use the Amendment to the Indenture as the Source Document.

For the purpose of comparing the bond trustee Bond Characteristic for each Underlying Bond with a property name other than “Cross Creek Apartments” and “Runnymede Apartments,” as shown on the Data File, the Sponsor, on behalf of Freddie Mac, instructed us to use the Indenture as the Source Document.

iii.

For the purpose of comparing the original bond term Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the original bond term as the difference in months between the:

a.	First bond payment date and
b.	Bond maturity date,

both as shown on the Data File.

iv.

For the purpose of comparing the remaining bond term Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the remaining bond term as the difference in months between the:

a.	Cutoff Date and
b.	Bond maturity date, as shown on the Data File.

v.

For the purpose of comparing the remaining amortization term Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the remaining amortization term as the difference in months between the:

a.	Cutoff Date and
b.	Mandatory tender date, as shown on the Data File.

vi.

For the purpose of comparing the interest only period Bond Characteristic for each Underlying Bond, the Sponsor, on behalf of Freddie Mac, instructed us to recalculate the interest only period as the difference in months between the:

a.	Interest only begin date and
b.	Interest only end date,

both as shown on the Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions provided by the Sponsor, on behalf of Freddie Mac, that are described in the notes above.